AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED FEBRUARY 5, 2016

TO THE

PROSPECTUS

 DATED DECEMBER 31, 2015

AI HILLCREST SMALL CAP VALUE FUND

(TICKER SYMBOLS: HLCIX, HLCAX, HLCCX)

This supplement to the Prospectus dated December 31, 2015 for the AI Hillcrest Small Cap Value Fund (“Fund”) updates certain information in the Prospectus to reflect that the Fund may invest in real estate investment trusts (“REITs”) as part of its strategy of investing at least 80% of its net assets in U.S. common stocks of small capitalization companies. Effective immediately, the Prospectus is amended as follows:

1.     Information in the “FUND SUMMARY” is updated as follows:

a.     Under the “Principal Investment Strategies, Risks and Performance” section, the first sentence after “Principal Strategies” is replaced in its entirety with the following (the language in bold font reflects amended language):

Under normal market conditions, the Fund seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes), at the time of purchase, in U.S. common stocks of small capitalization companies, including in real estate investment trusts (“REITs”).

b.     Under the “Principal Investment Strategies, Risks and Performance” section, the first bullet under “Main types of securities the Fund may hold” is replaced in its entirety with the following (the language in bold font reflects amended language):

➢  Common stocks of U.S. and foreign companies traded on a U.S. stock exchange, including REITs

c.     Under the “Principal Investment Strategies, Risks and Performance” section, the following risk description is added under “Principal Risks”:

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

2.     Information in the section titled “MORE ABOUT THE FUND” is updated as follows:

a.     Under “Additional Information About the Fund’s Objectives and Investment Strategies”, the first sentence in the second paragraph under “Investment Strategies” is replaced in its entirety with the following (the language in bold font reflects amended language):

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of small-cap U.S. companies, including in real estate investment trusts (“REITs”).

b.     Under “Related Risks”, the following risk is added:

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

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